UBS

0240-00339892

Your commercial loan – UBS

Contract

between	and
SES SOCIETE D’ENERGIE SOLAIRE SA Route de Saint-Julien 129 1228 Plan-les-Ouates	UBS SA 1211 Geneva 2

Maximum amount	100,000 CHF, in account no. 0240-00339892.00D.
Purpose	Working capital.
Interest rate	6.25% p.a. variable.
Commission	0.25% per quarter calculated on the highest debit balance to a maximum of 50% of the interest due for the given quarter
Handling charge	300 CHF.
Other contractual bases and conditions	- General provisions regarding UBS commercial loans (cf. on reverse) - General conditions of UBS - Contract to be returned signed by May 5, 2003.

Each of the parties receives one copy of the present contract, which replaces any earlier dispositions.

Plan-les-Ouates, April 10, 2003	Geneva, April 7, 2003 PFDE/AIM
Place, date
[signed]	UBS SA

[signed] SES SOCIETE D’ENERGIE SOLAIRE SA	[signed] Pierre-Claude Favarger Assistant Director	[signed] Isabelle Berthet Authorized representative

Please return, signed:	- One copy of the contract.

75511 V1 02.20000 339892-240	Important: see reverse	½

CW932386.1